Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2017
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information
Supplemental Cash Flow Information

Cash interest payments for Continuing Operations and Discontinued Operations were $384,290, $367,334 and $351,430 for the years ended December 31, 2017, 2016 and 2015, respectively. Net income tax cash payments for Continuing Operations and Discontinued Operations were $130,469, $128,709 and $108,295 for the years ended December 31, 2017, 2016 and 2015, respectively.

During the year ended December 31, 2017, the Company paid cash dividends on the Series A Preferred Stock in the amount of $18,052.

On November 6, 2015, Laureate's Board of Directors declared a cash distribution totaling $18,975, which represented approximately $0.14264 per share of common stock. The cash distribution was paid from capital in excess of par value, following shareholders' approval.